NET GAINS/(LOSSES) ON FINANCIAL ASSETS AND LIABILITIES MEASURED AT FAIR VALUE THROUGH PROFIT OR LOSS (Tables)	12 Months Ended
Dec. 31, 2025
Net Gainslosses On Financial Assets And Liabilities Measured At Fair Value Through Profit Or Loss
Schedule of financial assets and liabilities at fair value

	R$ thousands
	Year ended December 31
	2025	2024	2023
Investments in securities	729,533	(3,150,222)	8,862,367
Derivative financial instruments	2,435,983	900,386	2,033,429
Total	3,165,516	(2,249,836)	10,895,796